ZTIF P2 02/20

SUPPLEMENT DATED February 26, 2020

TO THE PROSPECTUS DATED MAY 1, 2019

OF

TEMPLETON INSTITUTIONAL FUNDS

(Global Equity Series)

The Prospectus is amended as follows:

I.      The following paragraphs are added to the “Fund Summaries-Global Equity Series” section above “Investment Goal” on page 9 and to the “Fund Details-Global Equity Series” section above “Investment Goal” on page 33:

On February 25, 2020, the Board of Trustees of Templeton Institutional Funds, on behalf of Global Equity Series (Fund), approved a proposal to liquidate and dissolve the Fund. The liquidation is anticipated to occur on or about April 24, 2020 (Liquidation Date); however, the liquidation may occur sooner if at any time before the liquidation date there are no shares outstanding in the Fund.  The liquidation may also be delayed if unforeseen circumstances arise.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on March 12, 2020, the Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on March 12, 2020 can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on March 12, 2020: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on March 12, 2020, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on March 12, 2020. The Fund will not accept any additional purchases after the close of market on or about April 22, 2020. The Fund reserves the right to change this policy at any time.

Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; (b) in connection with the liquidation, the Fund may declare taxable distributions of its income and/or capital gain; and (c) an exchange out of the Fund prior to the Liquidation Date may be considered a taxable transaction and such shareholders may recognize a gain or loss. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances. Participants in an Employer Sponsored Retirement Plan that is a Fund shareholder should consult with their plan sponsor for further information regarding the impact of the liquidation. In considering new purchases or exchanges, shareholders may want to consult with their financial advisors to consider their investment options.

II.     The following paragraph is added to the “Fund Details – Global Equity Series – Management” section on page 40:

Effective November 22, 2019, the investment manager agreed to waive or limit its management fees so that the management fees paid by the Fund do not exceed an annual rate of 0.88%.

Please keep this supplement with your prospectus for future reference.